                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report:    June 18, 1996
               ---------------------
Date of earliest event reported:   June 3, 1996
                                ------------------


                      The Producers Entertainment Group Ltd.
- -------------------------------------------------------------------------------
                           (EXACT NAME OF REGISTRANT)


          Delaware                       0-18410               95-4233050
- -------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


9150 Wilshire Boulevard, Beverly Hills, California                90212
- -------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (310) 281-3592
                                                    -----------------



                                                       Exhibit Index on Page 4



                              Page 1 of 16 Pages
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Item 5.    Other Events.

         (a) On May 29, 1996, the stockholders of The Producers Entertainment Group Ltd. (the "Corporation") approved an Amendment to the Corporation's Certificate of Incorporation effecting a one-for-four reverse split of the Corporation's outstanding shares of common stock, par value $.001 per share (the "Common Stock"). On June 3, 1996, the Certificate of Amendment to the Corporation's Certificate of Incorporation was filed with the Office of the Secretary of State of the State of Delaware effecting such reverse split.

         (b) On June 7, 1996, the Corporation consummated a $500,000 private placement bridge financing of ten units through Joseph Stevens & Company, L.P., as placement agent, each unit consisting of (i) an unsecured promissory note in the principal amount of $50,000 bearing interest at the rate of 10% per annum (the principal balance and accrued interest of which are due and payable on the earlier of (a) one year from the date of issuance or (b) the closing of any financing which provides the Company and/or any of its subsidiaries with a minimum of $1,000,000 of gross proceeds) and (ii) warrants to purchase 50,000 shares of Common Stock. Each warrant is exercisable during the three-year period commencing twelve (12) months after the date of issuance of the warrants at an initial exercise price per share equal to $1.12 (subject to adjustment upon the occurrence of certain events). The net proceeds of the bridge financing will be used by the Corporation to pay expenses associated with the production of new and existing projects and for working capital purposes.

         For further information, reference is made to the following exhibits to this Report:

         Exhibit:
         --------

         3.1. Certificate of Amendment of Certificate of Incorporation of the Corporation dated May 30, 1996 filed with the Secretary of State of Delaware on June 3, 1996.

         3.2. Certificate of Designation for the Rights, Privileges, Preferences, and Restrictions of the Series A 8-1/2% Convertible Preferreed Stock of the Corporation dated December 13, 1994 filed with the Secretary of State of Delaware on December 14, 1994.

         3.3. Restated Certificate of Incorporation of the Corporation dated April 30, 1993 filed with the Secretary of State of Delaware on June 24, 1993.





                              Page 2 of 16 Pages

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE PRODUCERS ENTERTAINMENT GROUP LTD.


                                  By:  /s/  Irwin Meyer
                                       ---------------------------------------
                                       Irwin Meyer
                                       President

Dated:  June 18, 1996





                              Page 3 of 16 Pages

                                 EXHIBIT INDEX

                                                                                           Sequentially
 Exhibit                                                                                   Numbered Page
 -------                                                                                   -------------
 3.1.     Certificate of Amendment of Certificate of Incorporation of the                        5
          Corporation dated May 30, 1996 filed with the Secretary of
          State of Delaware on June 3, 1996.


 3.2.     Certificate of Designation for the Rights, Privileges,                                 7
          Preferences, and Restrictions of the Series A 8-1/2%
          Convertible Preferreed Stock of the Corporation dated December
          13, 1994 filed with the Secretary of State of Delaware on
          December 14, 1994.

 3.3.     Restated Certificate of Incorporation of the Corporation dated                         13
          April 30, 1993 filed with the Secretary of State of Delaware on
          June 24, 1993.





                              Page 4 of 16 Pages